UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2015

BIND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Vassar Street, Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

(617) 491-3400

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 23, 2015, BIND Therapeutics, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”) with Hercules Technology III, L.P. (the “Lender”). The Amendment amended the Amended and Restated Loan and Security Agreement dated as of June 12, 2013 that the Company previously entered into with the Lender. The Amendment, among other things:

•	Provides the Company with an additional term loan in an amount equal to $15.0 million (the “New Term Loan”), a portion of which is being used to repay the Company’s existing term loan with the Lender in the aggregate amount of $3.1 million, and the remainder of which will be used for general corporate purposes.

•	Provides that the principal balance of the New Term Loan bears interest at a floating per annum rate equal to 8.35% plus the percentage, if any, by which the prime rate, as customarily defined, exceeds 3.25%. The New Term Loan matures on July 2, 2018 (the “Maturity Date”) and the Company is required to make interest-only payments on the New Term Loan beginning on February 2, 2015 and continuing through December 31, 2015. The Amendment also provides that, beginning on January 1, 2016, the Company will repay the New Term Loan in equal monthly installments of principal and interest, with the entire remaining principal balance and all accrued and unpaid interest due on the Maturity Date.

In connection with the closing of the Amendment, the Company also paid the Lender a facility charge of $150,000. Furthermore, on the earliest to occur of (i) the Maturity Date, (ii) the date that the Company prepays the New Term Loan, or (iii) the date that the New Term Loan becomes due and payable, the Company agreed to pay the Lender an end of term charge of $750,000.

On January 23, 2015, in connection with the Amendment, the Company and the Lender entered into a Warrant Agreement (the “Warrant”), pursuant to which the Lender, as warrantholder, has the right to purchase 81,227 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $5.54. The exercise price and the number of shares of the Common Stock purchasable are subject to adjustment as set forth in the Warrant. The Warrant is exercisable beginning on the date of issuance and expires five years from that date. Until the shares of Common Stock issuable upon exercise of the Warrant may be resold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the holder of the Warrant has piggyback registration rights with respect to the shares of Common Stock issuable upon exercise. The Warrant was issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing descriptions of the Warrant and Amendment are summaries, and are qualified in their entirety by reference to such documents, which are filed herewith as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 relating to the Warrant is incorporated in this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure.

As a result of the Amendment, the Company expects that its current cash, cash equivalents and short-term investments will fund its operating expenses and capital expenditure requirements through at least December 31, 2015. This expectation is based on the Company’s current operating plans and research and development funding that it expects to receive under its existing collaborations, but excludes any potential milestone payments.

The information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits shall be deemed to be furnished, and not filed:

Exhibit No.	Description

4.1	Warrant Agreement, dated as of January 23, 2015, by and between BIND Therapeutics, Inc. and Hercules Technology III, L.P.

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of January 23, 2015, by and between Hercules Technology III, L.P., as Lender, and BIND Therapeutics, Inc., as Borrower

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our expectation that our current cash, cash equivalents and short-term investments will fund our operating expenses and capital expenditure requirements through at least December 31, 2015.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the fact that the Company has incurred significant losses since its inception and expects to incur losses for the foreseeable future; the Company’s need for additional funding, which may not be available; raising additional capital may cause dilution to its stockholders or require it to relinquish rights to its technologies or drug candidates; the Company’s limited operating history; failure to use and expand its medicinal nanoengineering platform to build a pipeline of drug candidates and develop marketable drugs; the early stage of the Company’s development efforts with only one drug candidate in clinical development; failure of the Company or its collaborators to successfully develop and commercialize drug candidates; clinical drug development involves a lengthy and expensive process, with an uncertain outcome; delays or difficulties in the enrollment of patients in clinical trials; serious adverse or unacceptable side effects or limited efficacy observed during the development of the Company’s drug candidates; inability to maintain any of the Company’s collaborations, or the failure of these collaborations; the Company’s reliance on third parties to conduct its clinical trials and manufacture its drug candidates; the Company’s inability to obtain required regulatory approvals; any conclusion by the FDA that BIND-014 does not satisfy the requirements for approval under the Section 505(b)(2) regulatory approval pathway; the inability to obtain orphan drug exclusivity for drug candidates; failure to obtain marketing approval in international jurisdictions; any post-marketing restrictions or withdrawals from the market; effects of recently enacted and future legislation; failure to comply with environmental, health and safety laws and regulations; failure to achieve market acceptance by physicians, patients, or third-party payors; failure to establish effective sales, marketing and distribution capabilities or enter into agreements with third parties with such capabilities; effects of substantial competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to retain key executives and attract, retain and motivate qualified personnel; difficulties in managing our growth; risks associated with operating internationally, including the possibility of sanctions with respect to our operations in Russia; failure to obtain and maintain patent protection for or otherwise protect our technology and products; effects of patent or other intellectual property lawsuits; the eligibility of a significant portion of the Company’s total outstanding shares to be sold into the market, which could cause the market price of its common stock to drop significantly; increased costs as a result of operating as a public company; and any securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 6, 2014, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIND THERAPEUTICS, INC.

Date: January 23, 2015	By:	/s/ Scott Minick
Scott Minick
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant Agreement, dated as of January 23, 2015, by and between BIND Therapeutics, Inc. and Hercules Technology III, L.P.

10.1	First Amendment to Amended and Restated Loan and Security Agreement, dated as of January 23, 2015, by and between Hercules Technology III, L.P., as Lender, and BIND Therapeutics, Inc., as Borrower